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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported)  April 8, 1998
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                             INFOCURE CORPORATION
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              (exact name of registrant as specified in charter)


         Delaware                  001-12799                    58-2271614
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(State or other jurisdiction      (Commission                 (IRS Employer
     of Incorporation)            File Number)              Identification No.)


1765 The Exchange, Suite 450, Atlanta, GA                   30339
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(Address of principal executive office)                  (zip code)


       Registrant's telephone number, including area code:  770-221-9990
                                                           --------------

                                Not Applicable
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         (Former name or former address, if changed since last report)


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                                   CONTENTS
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     Item 8:  Change in Fiscal Year .................................     3

     Signatures .....................................................     4







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ITEM 8.  CHANGE IN FISCAL YEAR

     On January 15, 1998, management of InfoCure Corporation (the "Company") determined to change the Company's fiscal year end date from January 31 to December 31, giving retroactive effect to the change such that the Company's fiscal year beginning February 1, 1997 would end December 31, 1997. The determination to change the fiscal year end was made after management had reviewed preliminary reports of the Company's results of operations for the quarter beginning November 1, 1997 and was subject to approval by the Company's Board of Directors. On March 24, the Company's Board of Directors approved the change in fiscal year. The Company has filed a transition report on Form 10-KSB relating to the eleven months beginning February 1, 1997 and ending December 31, 1997.





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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       INFOCURE CORPORATION


                                       /s/ Richard E. Perlman
                                       ----------------------
Date: April 8, 1998                    Richard E. Perlman
                                       Chairman and Chief Financial Officer





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